Exhibit 99.02

1 Title: Glu Mobile Q313 Earnings Call October 30, 2013  © Glu Mobile Inc. – Proprietary 2  Page 2  Safe-Harbor Statement  This presentation contains "forward-looking" statements including those regarding: that we have an expanding global presence, particularly in APAC; estimated growth and expected trends in smartphone users and global mobile traffic; momentum in global tablet growth; our expectation of the quad screen future; our belief that there is a significant opportunity for increased mobile ad spending, particularly in the U.S.; expected trends in wearable computing; our expectation of a strong Q4-2013; the expected launch dates of our games to be released in Q4-2013 and Q1-2014; that Glu is building on its momentum in Asia and its pipeline is positioned for APAC success; our plans for growing our publishing business and expanding our publishing volume in 2014; the expected number of games that we expect to publish during 2013 and 2014; that we are poised for growth; our guidance for Q4 2013, FY2013 and FY 2014; and that Glu has a strong secular growth opportunity. These forward-looking statements are subject to material risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Investors should consider important risk factors, which include: the risk that consumer demand for smartphones, tablets and next-generation platforms does not grow as significantly as we anticipate or that we will be unable to capitalize on any such growth; the risk that we do not realize a sufficient return on our investment with respect to our efforts to develop free-to-play games for smartphones and tablets, the risk that we do not maintain our good relationships with Apple and Google; the risk that our development expenses for games for smartphones are greater than we anticipate; the risk that our recently and newly launched games are less popular than anticipated; the risk that our newly released games will be of a quality less than desired by reviewers and consumers; the risk that the mobile games market, particularly with respect to social, free-to-play gaming, is smaller than anticipated; risks related to the restatement of certain of our historical financial statements and other risks detailed under the caption "Risk Factors" in our Form 10-Q filed with the Securities and Exchange Commission on August 9, 2013 and our other SEC filings. You can locate these reports through our website at http://www.glu.com/investors. These "forward-looking" statements are based on estimates and information available to us on October 30, 2013 and we are under no obligation, and expressly disclaim any obligation, to update or alter our forward-looking statements whether as a result of new information, future events or otherwise.  © Glu Mobile Inc. – Proprietary 3 Title: Use of Non-GAAP Financial Measures  Glu uses in this presentation certain non-GAAP measures of financial performance. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Glu's results of operations as determined in accordance with GAAP. The non-GAAP financial measures used by Glu include non-GAAP revenues, non-GAAP smartphone revenues, non-GAAP freemium revenues, non-GAAP cost of revenues, non-GAAP gross profit,  non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP net income/(loss), non-GAAP net income/(loss) per share and Adjusted EBITDA. These non-GAAP financial measures exclude the following items from Glu's unaudited consolidated statements of operations: Change in deferred revenues and deferred cost of revenues;Amortization of intangible assets; Non-cash warrant expense;Stock-based compensation expense; Restructuring charges; Change in fair value of Blammo earnout; Transitional costs; Impairment of goodwill;Release of tax liabilities; andForeign currency exchange gains and losses primarily related to the revaluation of assets and liabilities. In addition, Glu has included in this presentation “Adjusted EBITDA” figures which are used to evaluate Glu’s operating performance and is defined as non-GAAP operating income/(loss) excluding depreciation.Glu believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding Glu's performance by excluding certain items that may not be indicative of Glu's core business, operating results or future outlook. Glu's management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing Glu's operating results, as well as when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of Glu's performance to prior periods. For a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the tables attached to Glu’s earnings press release for the quarter ended September 30, 2013, which is available on our website at http://www.glu.com/investors.  © Glu Mobile Inc. – Proprietary  Page 3 4  Page 4 5  Page 5  A Global Leader  © Glu Mobile Inc. – Proprietary  Only pure-play mobile gaming company listed in North America (NASDAQ: GLUU)Deeply aligned with mobile ecosystem (iOS & Android)Expanding global presence, particularly APACWell capitalized500+ employees 6 Title: The Team 6    Pres. of StudiosMatt Ricchetti  Pres. of Pub.Chris Akhavan  CFOEric Ludwig  CEONiccolo De Masi  © Glu Mobile Inc. – Proprietary 7  Page 7  Global OIP Franchises  © Glu Mobile Inc. – Proprietary 8 Title: Market  Page 8  © Glu Mobile Inc. – Proprietary 9  Featurephone focusTitles are packaged goodsPremium pricingNo community/social  Page 9  Evolution of Mobile Gaming  Now Compelling to Mass Market  +  Smartphone & TabletFree-to-play with virtual goodsGames are social & persistent services  © Glu Mobile Inc. – Proprietary 10 Title: Macro Trends  Page 10  Global Users (MM)  Global Smartphone vs. Mobile Phone Users2013E  1.5BSmartphoneUsers  5B+ Mobile Phone Users  % of Internet Traffic  Global Mobile Traffic as % of Total Internet Traffic, 12/08 – 5/13(with Trendline Projection to 5/15E)  Source: Internet Trends D11 Conference, 5/29/2013, Mary Meeker, KPCB Morgan Stanley Research estimates.  Source: StatCounter Global Stats, 5/13.  Internet Trends D11 Conference, 5/29/2013, Mary Meeker, KPCB. Note that PC-based Internet data bolstered by streaming.  © Glu Mobile Inc. – Proprietary 11 Title: Global Tablet Momentum  Page 11  Quarters After Launch  Global Units Shipments (000)  First 12 Quarters Cumulative Unit Shipments, iPhone vs. iPad  Source: Internet Trends D11 Conference, 5/29/2013, Mary Meeker, KPCB; Katy Huberty, Ehud Gelblum, Morgan Stanley Research. Gartner.  Apple, as of CQ1:13 (12 quarters post iPad launch).  Launch Dates: iPhone (6/29/07), iPad (4/3/10)  © Glu Mobile Inc. – Proprietary 12  Page 12  $50m+ estimated lifetime revenue games becoming more commonplace:A number of $100m+ estimated lifetime revenue titles:Three $500m+ estimated lifetime revenue mega-hits:We believe that Glu is clear category leader in shooters:  © Glu Mobile Inc. – Proprietary Title: Global Mobile Gaming 13 Title: Strategic Overview  Page 13  © Glu Mobile Inc. – Proprietary 14  Technology Integration  90%+ Featuring Track Record  New Devices at Launch Title: Tightly Aligned w/ Ecosystem  DistributionChannel  Quality Pipeline  Page 14  © Glu Mobile Inc. – Proprietary 15  Page 15  Glu Publishing Platform  Devices(750+)  Localization(10+)  Distribution(13+ stores)  EnglishChineseKoreanJapanesePortugueseRussianFrench German Italian Spanish   X Promo  GluOn  Server & socio-competitive layerBI/analytics3rd Party SDKsSubscriptionsAdvanced user acquisition  © Glu Mobile Inc. – Proprietary 16  Page 16  © Glu Mobile Inc. – Proprietary  Glu Publishing Models  1st Party  2nd Party  3rd Party  Gross Margin  Risk  Supermajority currently  Introduced 2013  Pipeline validated 17 Title: Growth Opportunities  Page 17  © Glu Mobile Inc. – Proprietary 18  Page 18  Quad Screen Future   © Glu Mobile Inc. – Proprietary 19  Page 19 Title: Significant Opportunity for Mobile Ad Spend vs. Mobile Usage  % of Time Spent in Media vs. % of Advertising Spending, USA 2012  Note: *Internet advertising reached $37B in USA in 2012 per IAB, Mobile advertising reached $4B per eMarketer.  Print includes newspaperand magazine.  $20B opportunity calculated assuming Internet and Mobile ad spend share equal their respective time spent share.  Source:  Internet Trends D11 Conference, 5/29/2013, Mary Meeker, KPCB; Time spend and ad spend share data based on eMarketer (adjusted to exclude outdoors / classified media spend), 12/12  % of Total Media Consumption TimeOr Advertising Spending  ~ $20B+Opportunity in USA (Gp:) Internet Ad= $37B* (Gp:) Mobile Ad= $4B*   © Glu Mobile Inc. – Proprietary 20 Title: Wearables  Page 20  Source: Internet Trends D11 Conference, 5/29/2013, Mary Meeker, KPCB;  xxx  MainframeComputing1960s  Technology Cycles Have Tended to Last Ten Years  MiniComputing1970s  PersonalComputing1980s  Desktop InternetComputing1990s  Mobile InternetComputing2008+  Wearable / EverywhereComputing2014+  © Glu Mobile Inc. – Proprietary 21 Title: Strong Q4 Line-Up  Deer Hunter 2014 – launched late SepFranchise sequelPeak iOS US rankings: #1 free, #7 grossing appConsistently over 4m DAU since global launch of iOS and Android versionsOn track to be Glu’s largest cumulative revenue title thus farEternity Warriors 3 – expected to launch in Dec’13Franchise sequel Deep PVEOnline-onlySolid beta performance thus far  Page 21  © Glu Mobile Inc. – Proprietary 22 Title: Strong Q1 Line-Up  Robocop – expected to launch in Jan’14Coincides with theatrical release; FLC engineDefenders & Dragons – expected to launch in Jan‘14SvZ2 engineMotocross Meltdown – expected to launch in Feb ‘14PVP; online-onlyFrontline Commando 2 – expected to launch in Mar’14Franchise sequel; PVP and PVE  Page 22  © Glu Mobile Inc. – Proprietary 23  Largest and fastest growing mobile market globallyIncreasing percentage of Glu revenue (30% and growing)Glu strong in China, expanding presence in key markets of Japan and KoreaGlu pipeline positioned for APAC successLocalizing contentExpanding user acquisition channels  Page 23  APAC Momentum  © Glu Mobile Inc. – Proprietary 24 Title: Q3 Fundraise  Page 24  © Glu Mobile Inc. – Proprietary 25  Page 25  GluOn (“GaaS”) Investment  Grow 2nd and 3rd Party  Expand volume for 2014Incremental account management fixed overheadMarketing investment in 3rd party titlesRoyalty advances – higher quality titles & margins  ‘Games-as-a-service’ platformHighly scalable server-side infrastructureSupports greater margin capture‘Big data’ future  Glu Growth Pillars  $14.0m*  * Represents net proceeds from the recently closed underwritten offering of approximately $14.0 million to Glu after deducting underwriting discounts and offering expenses.  © Glu Mobile Inc. – Proprietary 26  Page 26  2013  2014*  12-719  Expand Title Volume  1st Party  2nd Party  3rd Party  122 - 416 - 2030 - 36  * The 2nd and 3rd Party title projections for 2014 are based on management’s expectation that it will use the net proceeds from the public offering primarily to grow our third-party publishing business and to further invest in our GluOn games-as-a-service technology platform.  © Glu Mobile Inc. – Proprietary 27 Title: Financial Summary  Page 27  © Glu Mobile Inc. – Proprietary 28 Title: Annual Non-GAAP Revenues   Page 28  © Glu Mobile Inc. – Proprietary  Non-GAAP revenues have been restated or revised, as appropriate, to reflect gross accounting for digital storefronts for 2010, 2011 and 2012 as outlined in the Company’s Amended Annual Report on Form 10-K/A for the year ended December 31, 2012 filed with the SEC on August 9, 2013.  Proven ability to successfully transition as eco-system evolvesPoised for growth 29  Page 29  Non-GAAP Smartphone Revenues  © Glu Mobile Inc. – Proprietary  Non-GAAP revenues have been restated or revised, as appropriate, to reflect gross accounting for digital storefronts for 2010, 2011, 2012  and Q113 and prospectively, as outlined in the Company’s 8/6/2013 Form 8-K and press release 30 Title: Non-GAAP Smartphone Revenues Mix  Page 30  © Glu Mobile Inc. – Proprietary  Non-GAAP revenues have been restated or revised, as appropriate, to reflect gross accounting for digital storefronts for 2010, 2011, 2012  and Q113 and prospectively, as outlined in the Company’s 8/6/2013 Form 8-K and press release 31  Page 31 Title: $21.3M Non-GAAP Smartphone Revenues in Q313  Frontline Commando: D-Day     $3.3MStardom: Hollywood        $1.4MHeroes of Destiny        $0.8MSamurai vs Zombies 2        $0.8M  Eternity Warriors 2 $2.0MIndestructible     $0.4MBlood & Glory: Legend $0.4M  Deer Hunter 2014 $2.7MZombies Ate My Friends    $1.1MBlack Gate Inferno $0.3M  Contract Killer 2 $2.2MContract Killer Zombies 2 $0.3MDragon Slayer $0.1M  © Glu Mobile Inc. – Proprietary  Frontline Commando $1.2MContract Killer Zombies $0.3MStardom: The A-List $0.3M 32 Title: Quarterly GAAP Revenues Trend by Region ($, in millions)  Page 32  © Glu Mobile Inc. – Proprietary  GAAP revenues have been restated or revised, as appropriate, to reflect gross accounting for digital storefronts for 2010, 2011, 2012  and Q113 and prospectively, as outlined in the Company’s 8/6/2013 Form 8-K and press release 33 Title: Quarterly GAAP Revenues Trend by Region (% contribution)  Page 33  © Glu Mobile Inc. – Proprietary  GAAP revenues have been restated or revised, as appropriate, to reflect gross accounting for digital storefronts for 2010, 2011, 2012  and Q113 and prospectively, as outlined in the Company’s 8/6/2013 Form 8-K and press release 34  New installs of 49.9M in Q313, up Q/Q due to new launchesQ313 DAU and MAU at all-time highs due to mid-Sept’13 launch of Deer Hunter 2014  User Metrics  Note:  MAU/DAU calculation methodology was changed  in Q411 to more accurately reflect the user metrics  which had the effect of increasing our Q411 MAU/DAU by less than 5% from what it would have been under our previous methodology.  This change affects the comparability of Q411 and subsequent MAU/DAU data to prior quarters.  Page 34  © Glu Mobile Inc. – Proprietary 35 Title: Q313 Financial Results Summary  Page 35  © Glu Mobile Inc. – Proprietary  Figures reflect Non-GAAP Revenues and Cost of Revenues on a Gross basis 36 Title: Strong Balance Sheet  Page 36  © Glu Mobile Inc. – Proprietary 37 Title: Q413, FY2013 and FY2014 Guidance  Page 37  © Glu Mobile Inc. – Proprietary 38 Title: Q413 Non-GAAP Guidance  Page 38  © Glu Mobile Inc. – Proprietary 39 Title: 2013 Full Year Non-GAAP Guidance  Page 39  © Glu Mobile Inc. – Proprietary 40 Title: 2013 Quarterly Non-GAAP Guidance (Gross Basis)  Page 40  © Glu Mobile Inc. – Proprietary 41  Page 41  Estimated initial baseline total non-GAAP revenue growth rate of approximately 15% to 20% for 2014 from the full year 2013 guidance However, investors should bear in mind that this estimated growth reflects current estimates as Glu is in the early stages of its 2014 planning process  © Glu Mobile Inc. – Proprietary Title: 2014 Full Year Guidance 42 Title: Key Statistics  Average Daily Volume is calculated using the last 90 calendar daysCash balance as of 9/30/2013  Page 42  © Glu Mobile Inc. – Proprietary 43 Title: Key Operating Metrics (Gross Basis)  Page 43  © Glu Mobile Inc. – Proprietary 44  Glu Mobile: Investment Overview   Strong secular global growth opportunityNew Monetization and User Acquisitions teams starting to show tangible resultsGames as a Service strategy bolsters title lifetime revenue fundamentals  Page 44  © Glu Mobile Inc. – Proprietary